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04/19/96 SKV


              EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT


  This Executive Supplemental Retirement Income Agreement (the "Agreement"), effective as of the _______ day of _____________, 1996, formalizes the understanding by and between OCEAN FEDERAL SAVINGS BANK (the "Bank"), a federally chartered savings bank, and Michael J. Fitzpatrick, hereinafter referred to as "Executive".

                             W I T N E S S E T H :

  WHEREAS, the Executive is employed by the Bank; and

  WHEREAS, the Bank recognizes the valuable services heretofore performed for it by the Executive and wishes to encourage continued employment; and

  WHEREAS, the Executive wishes to be assured that he will be entitled to a certain amount of additional compensation for some definite period of time from and after retirement from active service with the Bank or other termination of employment and wishes to provide his beneficiary with benefits from and after death; and

  WHEREAS, the Bank and the Executive wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Executive after retirement or other termination of employment and/or death benefits to his beneficiary after death; and

  WHEREAS, the Internal Revenue Code of 1986, as amended (the "Code") imposes limitations on the amount of contributions which may be made to the Bank's Employee Stock Ownership Plan ("ESOP") by the Bank on behalf of the Executive, and limits the amount of compensation which may be considered in determining such contributions; and

  WHEREAS, the Board of Directors of the Bank desires to provide the Executive with benefits to replace benefits to which he would be entitled under the ESOP, but for the application of the above-described limitations imposed by the Code;
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  WHEREAS, the Bank has adopted this Executive Supplemental Retirement Income
Agreement which controls all issues relating to benefits as described herein;

  NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the Bank and the Executive agree as follows:

                                   SECTION I
                                  DEFINITIONS
                                  -----------

  When used herein, the following words and phrases shall have the meanings below unless the context clearly indicates otherwise:

1.1   "Accrued Benefit Account" shall be represented by the bookkeeping entries
                                         -----------
      required to record the Executive's (i)Supplemental Retirement Income Benefit Phantom Contributions and Supplemental ESOP Benefit Phantom Contributions plus (ii) accrued interest, equal to the Interest Factor, earned to-date on such amounts. However, neither the existence of such bookkeeping entries nor the Accrued Benefit Account itself shall be deemed to create either a trust of any kind, or a fiduciary relationship between the Bank and the Executive or Beneficiary.

1.2 "Act" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.3 "Administrator" means the Human Resources/Compensation Committee of the Board of Directors of the Bank.

1.4   "Bank" means OCEAN FEDERAL SAVINGS BANK and any successor thereto.

1.5 "Beneficiary" means the individuals or entities designated as Beneficiary in Exhibit B of this Agreement to whom the deceased Executive's benefits are payable. If no designated Beneficiary is living at the time of the Executive's death, the benefits payable pursuant to this Agreement shall pass in accordance with the Executive's will or by the laws of intestacy, as applicable.

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1.6   "Benefit Age" means the Executive's sixty-fifth (65th) birthday provided, however, that another date may be chosen upon mutual agreement between the Executive and the Bank's Board of Directors.

1.7 "Benefit Eligibility Date" means the date on which the Executive is entitled to receive any benefit(s) pursuant to Section(s) III, or V of this Agreement. It shall be the first day of the month following the month in which the Executive attains his Benefit Age.

1.8 "Cause" means personal dishonesty, willful misconduct, willful malfeasance, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation (other than traffic violations or similar offenses), or final cease-and-desist order, material breach of any provision of this Agreement, gross negligence in matters of material importance to the Bank, or any other basis for termination as set forth in the Bank's personnel manual, as such manual currently exists or may be amended.

1.9   "Code" means the Internal Revenue Code of 1986, as amended.

1.10 "Contributions" shall collectively refer to any and all Supplemental ESOP Benefit Contributions and Supplemental Retirement Income Benefit Contributions.

1.11 (a) "Disability Benefit" means the benefit payable to the Executive following a determination, in accordance with Subsection 6.1(a), that he is no longer able, properly and satisfactorily, to perform his duties at the Bank.

      (b) "Disability Benefit-Supplemental" (if applicable) means the benefit payable to the Executive's Beneficiary upon the Executive's death in accordance with Subsection 6.1(b).

1.12  "Effective Date" of this Agreement shall be_________________, 19____.

1.13  "ESOP" means the Bank's Employee Stock Ownership Plan.

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1.14  "ESOP Account" means the Executive's interest in the assets accumulated under the ESOP, as expressed in terms of a separate account balance which is periodically adjusted to reflect Bank contributions, the ESOP's investment experience, and distributions and forfeitures.

1.15  "Estate" means the estate of the Executive.

1.16  "Interest Factor" for purposes of:

      (a) monthly compounding, discounting or annuitizing of the Accrued Benefit Account, the term shall mean Six percent (6%) per annum.

      (b) monthly compounding or discounting of the Retirement Income Trust Fund, the term shall mean Four percent (4%) per annum, provided, however, that for purposes of annuitizing the balance of the Retirement Income Trust Fund over the Payout Period, the trustee of the Michael J. Fitzpatrick Grantor Trust shall exercise discretion in selecting the appropriate rate, given the nature of the investments contained in the Retirement Income Trust Fund and the expected return associated with the investments.

1.17 "Payout Period" means the time frame during which certain benefits payable hereunder shall be distributed. Payments shall be made in monthly installments commencing on the first day of the month following the occurrence of the event which triggers distribution and continuing for a period of one hundred eighty (180) months. Should the Executive make a Timely Election to receive a lump sum benefit payment, the Executive's Payout Period shall be deemed to be one (1) month.

1.18 "Phantom Contributions" shall collectively refer to any and all Supplemental ESOP Benefit Phantom Contributions and Supplemental Retirement Income Benefit Phantom Contributions.

1.19 "Plan Year" shall mean _____________, 1996 through December 31, 1996 for the first Plan Year. Thereafter the term shall mean the twelve (12) month period commencing January 1, 1997 and each consecutive twelve (12) month period thereafter.

1.20 "Retirement Income Trust Fund" means the trust fund account established by the Executive and into which annual Contributions will be made by the Bank on behalf of the Executive pursuant to

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      Subsection 2.1. The contractual rights of the Bank and the Executive with respect to the Retirement Income Trust Fund shall be outlined in a separate writing to be known as the Michael J. Fitzpatrick Grantor Trust agreement.

1.21 "Supplemental ESOP Benefit" means the benefit provided by this Agreement and calculated with reference to the limitations imposed by Section(s) 401(a)(17) and/or 415 of the Code on the Executive's benefits under the ESOP. Such benefit shall be determined annually by multiplying the per share market price of the Bank's stock on December 31 of each Plan Year by the following number of shares: the difference between (i) the number of shares which would have been allocated to the Executive's ESOP Account for such Plan Year, had the limitation of Sections 401(a)(17) and 415 of the Code not been applicable, and (ii) the number of shares actually allocated to the Executive's ESOP Account for such Plan Year (taking into account such Code limitations).

1.22 "Supplemental ESOP Benefit Contribution(s)" means those annual contributions which the Bank is required to make to the Retirement Income Trust Fund on behalf of the Executive in accordance with Subsections 2.1(a)(3) and 1.21.

1.23 "Supplemental ESOP Benefit Phantom Contribution(s)" means those annual contributions which the Bank is no longer required to make on behalf of the Executive to the Retirement Income Trust Fund. Rather, once the Executive has exercised the withdrawal rights described in Subsection 2.2, the Bank shall be required to record the annual amounts, described in Subsections 2.1(a)(3) and 1.21, in the Executive's Accrued Benefit Account.

1.24 "Supplemental Retirement Income Benefit" means an actuarially determined, annual amount, (before taking into account federal and state income taxes)
                      ------
      equal to One Hundred Twenty Eight Thousand and Fifty Two Dollars ($128,052.00) payable in monthly installments throughout the Payout Period and based on certain assumptions incorporated into this Agreement and disclosed in Exhibit E. The definition of Supplemental Retirement Income Benefit has been incorporated into the Agreement for the sole purpose of actuarially establishing the amount of annual Supplemental Retirement Income Benefit Contributions (or Supplemental Retirement Income Benefit Phantom Contributions) to the Retirement Income Trust fund (or Accrued Benefit Account). The amount of any actual retirement, pre-retirement or disability benefit payable pursuant to the Agreement will be a function of
      (i) the amount and timing of Supplemental Retirement Income Benefit Contributions (or Supplemental Retirement Income Benefit Phantom

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      Contributions) to the Retirement Income Trust Fund (or Accrued Benefit
      Account) and (ii) the actual investment experience of such Supplemental Retirement Income Benefit Contributions (or the monthly compounding rate of Supplemental Retirement Income Benefit Phantom Contributions).

1.25 "Supplemental Retirement Income Benefit Contribution(s)" means those annual contributions which the Bank is required to make to the Retirement Income Trust Fund on behalf of the Executive in accordance with Subsection 2.1(a)(2) and in the amounts set forth in Exhibit A of the Agreement.

1.26 "Supplemental Retirement Income Benefit Phantom Contribution(s)" means those annual contributions which the Bank is no longer required to make on behalf of the Executive to the Retirement Income Trust Fund. Rather, once the Executive has exercised the withdrawal rights described in Subsection 2.2, the Bank shall be required to record the annual amounts set forth in Exhibit A of the Agreement and pursuant to Subsection 2.1(a)(2) in the Executive's Accrued Benefit Account.

1.27 "Timely Election" means the Executive has made an election to change the form of his benefit payment(s) by filing with the Administrator a Notice of Election to Change Form of Payment (Exhibit C of this Agreement), such election having been made prior to the event which triggers distribution and at least two (2) years prior to the Executive's Benefit Eligibility Date.

                                   SECTION II
                              BENEFITS - GENERALLY
                              --------------------

2.1   (a)(1) Retirement Income Trust Fund and Accrued Benefit Account.  The
             --------------------------------------------------------
      Executive shall establish the Michael J. Fitzpatrick Grantor Trust into which the Bank shall be required to make annual Supplemental Retirement Income Benefit Contributions and Supplemental ESOP Benefit Contributions on the Executive's behalf, pursuant to Subsection 2.1(a)(2) and Exhibit A with respect to the Supplemental Retirement Income Benefit, and pursuant to Subsections 2.1(a)(3) and 1.21 with respect to the Supplemental ESOP Benefit. A trustee shall be jointly selected by the Executive and the Bank. The trustee shall maintain an account, separate and distinct from the Executive's personal contributions, which account shall constitute the Retirement Income Trust Fund. The trustee shall

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      be charged with the responsibility of investing all contributed funds in accordance with the terms of the Michael J. Fitzpatrick Grantor Trust. Distributions from the Retirement Income Trust Fund of the Michael J. Fitzpatrick Grantor Trust shall be made by the trustee to the Executive, in accordance with the terms of the Michael J. Fitzpatrick Grantor Trust and the tax reimbursement formula therein, for purposes of payment of income taxes due and owing on Supplemental Retirement Income Benefit Contributions and Supplemental ESOP Benefit Contributions by the Bank to the Retirement Income Trust Fund, and on any taxable earnings associated with such Contributions, which the Executive shall be required to pay from year to year under applicable law prior to actual receipt of any benefit payments from the Retirement Income Trust Fund. If the Executive exercises his withdrawal rights pursuant to Subsection 2.2, the Bank's obligation to make Supplemental Retirement Income Benefit Contributions and Supplemental ESOP Benefit Contributions to the Retirement Income Trust Fund shall cease, and the Bank's obligation to record Supplemental Retirement Income Benefit Phantom Contributions and Supplemental ESOP Benefit Phantom Contributions in the Accrued Benefit Account shall immediately commence, pursuant to Subsections 2.1(a)(2) and 2.1(a)(3) (as applicable) and Exhibit A of the Agreement. To the extent the language in this Agreement is inconsistent with the language in the Michael J. Fitzpatrick Grantor Trust agreement, this Agreement shall take precedence over the Michael J. Fitzpatrick Grantor Trust agreement.

      (2) Supplemental Retirement Income Benefit. The annual Supplemental
          ---------------------------------------
      Retirement Income Benefit Contributions (or Supplemental Retirement Income Benefit Phantom Contributions) required to be made by the Bank to the Retirement Income Trust Fund of the Michael J. Fitzpatrick Grantor Trust (or recorded by the Bank in the Accrued Benefit Account) have been actuarially determined and are set forth in Exhibit A which is attached hereto and incorporated herein by reference. The amount of the annual Supplemental Retirement Income Benefit Contributions (or Supplemental Retirement Income Benefit Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) has been based on the annual incremental accounting accruals which would be required of the Bank until the earlier of the Executive's death or Benefit Age, (i) pursuant to APB Opinion No. 12, as amended by FAS 106 and (ii) assuming a discount rate equal to Six Percent (6%) per annum, in order to provide the unfunded, non-qualified Supplemental Retirement Income Benefit described in Subsection 1.24. Supplemental Retirement Income Benefit Contributions shall be made by the Bank to the


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      Retirement Income Trust Fund (i) within thirty (30) days of establishment of such trust, and (ii) within the first five (5) days of the beginning of each subsequent Plan Year, unless this Section expressly provides otherwise. Supplemental Retirement Income Benefit Phantom Contributions, if any, shall be recorded in the Accrued Benefit Account within the first five (5) days of the beginning of each applicable Plan Year, unless this Section expressly provides otherwise. Supplemental Retirement Income Benefit Phantom Contributions shall accrue interest at a rate equal to the Interest Factor, during the Payout Period, until the balance of the Accrued Benefit Account has been fully distributed. Interest on any Supplemental Retirement Income Benefit Phantom Contribution shall not commence until such Payout Period commences.


      The Administrator shall review the schedule of annual Supplemental Retirement Income Benefit Contributions (or Supplemental Retirement Income Benefit Phantom Contributions) provided for in Exhibit A (i) within thirty
      (30) days prior to the close of every third (3rd) Plan Year and (ii) if the Executive is employed by the Bank until attaining Benefit Age, on or immediately before attainment of such Benefit Age. Such review shall consist of an evaluation of the accuracy of all assumptions used to establish (i) the schedule of Supplemental Retirement Income Benefit Contributions (or Supplemental Retirement Income Benefit Phantom Contributions) provided for in Exhibit A and (ii) the amount of the Supplemental Retirement Income Benefit as defined in Subsection 1.24. Such assumptions shall include: (a) those listed in Exhibit E, (b) an assumed tax-deferred investment rate of Six (6%) and (c) an assumed combined marginal Federal and state tax rate of Forty One and Three Tenths Percent (41.3%), during the contribution period. Provided that the investments contained in the Retirement Income Trust Fund have been approved by the Administrator, the Administrator shall prospectively amend the schedule of Supplemental Retirement Income Benefit Contributions (or Supplemental Retirement Income Benefit Phantom Contributions) provided for in Exhibit A, should the Administrator determine during any such review that an increase (but not a decrease) in such Supplemental Retirement Income Benefit Contributions (or Supplemental Retirement Income Benefit Phantom Contributions) is necessary in order (i) to provide a benefit equivalent to the existing Supplemental Retirement Income Benefit, on an after-tax basis or (ii)


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                                                                           DRAFT


      to provide a benefit equivalent to a revised Supplemental Retirement Income Benefit. If the Executive has exercised his withdrawal rights, the Administrator may prospectively reduce the schedule provided for in Exhibit A should the Administrator determine, during any review, that such reduction is warranted in order to provide the benefit calculated pursuant to Subsection 1.24. Furthermore, should the Administrator determine that the balance of the Accrued Benefit Account be excessive for any reason, at the time benefits are payable from the Accrued Benefit Account (and Retirement Income Trust Fund) any excess balance shall be eliminated and inure to the Bank's benefit.

      (3) Supplemental ESOP Benefit. The annual Supplemental ESOP Benefit
          --------------------------
      Contributions (or Supplemental ESOP Benefit Phantom Contributions) required to be made by the Bank to the Retirement Income Trust Fund of the Michael J. Fitzpatrick Grantor Trust (or recorded by the Bank in the Accrued Benefit Account) are calculated as of December 31 of each Plan Year. Such calculation shall be performed by the Bank in accordance with Subsection 1.21 of this Agreement, within thirty (30) days after the end of each Plan Year. Supplemental ESOP Benefit Contributions shall be made by the Bank to the Retirement Income Trust Fund within sixty (60) days after the end of each Plan Year, unless this Section expressly provides otherwise. Supplemental ESOP Benefit Phantom Contributions shall be recorded in the Accrued Benefit Account within sixty (60) days after the end of each Plan Year, unless this Section expressly provides otherwise. Supplemental ESOP Benefit Phantom Contributions shall accrue interest at a rate equal to the Interest Factor, up to and throughout the Payout Period, until the balance of the Accrued Benefit Account has been fully distributed. Interest on any Supplemental ESOP Benefit Phantom Contribution shall commence on the date such Supplemental ESOP Benefit Phantom Contribution is initially recorded in the Executive's Accrued Benefit Account.

      If the Executive is eligible to receive a benefit under the terms of the ESOP for any Plan Year, and a Supplemental ESOP Benefit is due for such Plan Year pursuant to Subsection 1.21, a Supplemental ESOP Benefit Contribution (or a Supplemental ESOP Benefit Phantom Contribution) shall be required of the Bank for such Plan Year. If the Executive has not exercised any withdrawal rights described in Subsection 2.2 as of December 31 of any Plan Year, a Supplemental ESOP Benefit Contribution to the Retirement Income Trust Fund for such Plan Year


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      shall be required of the Bank. If the Executive has exercised the withdrawal rights described in Subsection 2.2 as of December 31 of any Plan Year, a Supplemental ESOP Benefit Phantom Contribution shall be recorded in the Executive's Accrued Benefit Account. Thereafter, the Executive will only be eligible to receive Supplemental ESOP Benefit Phantom Contributions. The Supplemental ESOP Benefit Contributions to the Retirement Income Trust Fund (or the Supplemental ESOP Benefit Phantom Contributions recorded in the Executive's Accrued Benefit Account) shall commence in the Plan Year in which the ESOP is established, and shall continue through each successive Plan Year in which (i) the Executive is eligible to receive a benefit under the terms of the ESOP and (ii) a Supplemental ESOP Benefit is due for such Plan Year pursuant to Subsection 1.21.

      (b) Withdrawal Rights Not Exercised.
          --------------------------------
      (1) Contributions Made Annually
          ---------------------------
      If the Executive does not exercise any withdrawal rights pursuant to Subsection 2.2, the annual Contributions to the Retirement Income Trust Fund shall continue each year, unless this Subsection specifically states otherwise, until the earlier of (i) the last Plan Year that Supplemental Retirement Income Benefit Contributions are required pursuant to Exhibit A or (ii) the Plan Year in which the Executive's employment terminates.

      (2) Death During Employment
          -----------------------
      If the Executive (i) does not exercise any withdrawal rights pursuant to Subsection 2.2 and (ii) dies while employed by the Bank, all annual Supplemental Retirement Income Benefit Contributions set forth in Exhibit A shall be required of the Bank. Such Supplemental Retirement Income Benefit Contributions to the Retirement Income Trust Fund shall commence in the Plan Year in which the Retirement Income Trust Fund is established and shall continue through the Plan Year in which the Executive dies. The final Supplemental Retirement Income Benefit Contribution payable for the Plan Year of the Executive's death shall be equal to: (i) the Supplemental Retirement Income Benefit Contribution scheduled for such Plan Year pursuant to Exhibit A (unless already made), plus (ii) any remaining Supplemental Retirement Income Benefit Contributions, required pursuant to Exhibit A, for Plan Years subsequent to the Executive's death. Such final Supplemental Retirement Income Benefit Contribution shall be payable in a lump sum to the Retirement Income Trust Fund within thirty (30) days of the Executive's death.


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      (3) Change in Control
          -----------------
      If (i) the Executive does not exercise his withdrawal rights pursuant to Subsection 2.2 and (ii) a Change in Control (as defined in Subsection 5.2) occurs at the Bank, the Supplemental Retirement Income Benefit Contributions set forth below shall be required of the Bank. The annual Supplemental Retirement Income Benefit Contributions set forth in Exhibit A shall be made to the Retirement Income Trust Fund, commencing in the Plan Year in which the Retirement Income Trust Fund is established and continuing through the Plan Year in which the Change in Control occurs. Upon the occurrence of said Change in Control (as defined in Subsection 5.2), the Bank shall be required to make a lump sum Supplemental Retirement Income Benefit Contribution to the Executive's Retirement Income Trust Fund in an amount equal to: (i) the full Supplemental Retirement Income Benefit Contribution required for the Plan Year in which such Change in Control occurs, as provided for in Exhibit A (unless already made), plus (ii) the present value (computed using a discount rate equal to Four Percent (4%) per annum) of the total Supplemental Retirement Income Benefit Contributions which would have been required in accordance with Exhibit A for the three (3) Plan Years following the Plan Year in which such Change in Control occurs. In the event the Executive continues employment with the Bank following the date of the Change in Control, the Bank shall be required to resume making Supplemental Retirement Income Benefit Contributions in accordance with the schedule provided for in Exhibit A. Such Supplemental Retirement Income Benefit Contributions shall resume in the fourth (4th) Plan Year following the Plan Year in which the Change in Control occurred and shall continue for the lesser of: (i) the number of years remaining in the schedule provided for in Exhibit A, or
      (ii) the number of years the Executive remains employed by the Bank.

      (4) Voluntary or Involuntary Termination (Not For Cause) Prior to
          Benefit Age
          -------------------------------------------------------------
      If the Executive (i) does not exercise his withdrawal rights pursuant to Subsection 2.2 and (ii) voluntarily or involuntarily terminates his service with the Bank pursuant to Subsection 5.1 and such termination is not for Cause, disability, or related to a Change in Control, the annual Supplemental Retirement Income Benefit Contributions to the Retirement Income Trust Fund set forth in Exhibit A for all Plan Years through the Plan Year in which such termination occurs, shall be required of the Bank. No additional Supplemental Retirement Income Benefit Contributions to the Retirement Income Trust Fund shall be required by the Bank for Plan Years subsequent to the Plan Year in which termination occurs

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      (5) Termination Due to Disability
          -----------------------------
      If the Executive (i) does not exercise his withdrawal rights pursuant to Subsection 2.2 and (ii) terminates service with the Bank due to disability pursuant to Subsection 6.1, all annual Supplemental Retirement Income Benefit Contributions set forth in Exhibit A for all Plan Years through the Plan Year in which such termination occurs shall be required of the Bank. No additional Supplemental Retirement Income Benefit Contributions to the Retirement Income Trust Fund shall be required by the Bank for Plan Years subsequent to the Plan Year in which termination occurs.

      (6) Termination For Cause
          ---------------------
      If the Executive (i) does not exercise his withdrawal rights pursuant to Subsection 2.2 and (ii) is terminated for Cause pursuant to Subsections
      1.8 and 5.3, the annual Supplemental Retirement Income Benefit Contributions to the Retirement Income Trust Fund set forth in Exhibit A for all Plan Years through the Plan Year in which such termination occurs shall be required of the Bank. Thereafter, no further Supplemental Retirement Income Benefit Contribution(s) to the Retirement Income Trust Fund shall be required of the Bank for Plan Years subsequent to the Plan Year in which such termination for Cause occurs.

      (c) Withdrawal Rights Exercised.
          ----------------------------
      (1) Phantom Contributions Made Annually
          -----------------------------------
      If the Executive exercises his withdrawal rights pursuant to Subsection 2.2, no further Supplemental Retirement Income Benefit Contributions to the Retirement Income Trust Fund shall be required of the Bank. Thereafter, Supplemental Retirement Income Benefit Phantom Contributions shall be recorded annually, pursuant to Exhibit A, in the Executive's Accrued Benefit Account commencing with the Plan Year following the Plan Year in which the Executive first exercises his withdrawal rights. Such Supplemental Retirement Income Benefit Contributions shall continue until the earlier of (i) the last Plan Year that Supplemental Retirement Income Benefit Phantom Contributions are required pursuant to Exhibit A, or (ii) the Plan Year in which the Executive's employment terminates.


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      (2) Death During Employment
          -----------------------
      If the Executive (i) exercises his withdrawal rights pursuant to Subsection 2.2 and (ii) dies while employed by the Bank, all annual Supplemental Retirement Income Benefit Contributions set forth in Exhibit A for all Plan Years preceding and including such exercise of withdrawal rights shall be required of the Bank. Such Supplemental Retirement Income Benefit Contributions to the Retirement Income Trust Fund shall commence in the Plan Year in which the Retirement Income Trust Fund is established and shall continue through the Plan Year in which the Executive first exercises his withdrawal rights. Thereafter, Supplemental Retirement Income Benefit Phantom Contributions shall be recorded annually, pursuant to Exhibit A, in the Executive's Accrued Benefit Account. Supplemental Retirement Income Benefit Phantom Contributions shall be recorded for the Plan Year following the Plan Year in which the Executive first exercises his withdrawal rights and shall continue through the Plan Year in which the Executive dies. The final Supplemental Retirement Income Benefit Phantom Contribution recorded in the Accrued Benefit Account for the Plan Year of the Executive's death shall be equal to: (i) the Supplemental Retirement Income Benefit Phantom Contribution scheduled for such Plan Year pursuant to Exhibit A (unless already made), plus (ii) all remaining Supplemental Retirement Income Benefit Phantom Contributions, required pursuant to Exhibit A, for Plan Years subsequent to the Executive's death. Such final Supplemental Retirement Income Benefit Phantom Contribution shall be recorded in the Accrued Benefit Account within thirty (30) days of the Executive's death.

      (3) Change in Control
          -----------------
      If the (i) Executive exercises his withdrawal rights pursuant to Subsection 2.2 and (ii) a Change in Control (as defined in Subsection 5.2) occurs at the Bank, the following Supplemental Retirement Income Benefit Contributions and Supplemental Retirement Income Benefit Phantom Contributions shall be required of the Bank. The annual Supplemental Retirement Income Benefit Contributions set forth in Exhibit A shall be made to the Retirement Income Trust Fund, commencing in the Plan Year in which the Retirement Income Trust Fund is established and continuing through the Plan Year in which the Executive first exercises his withdrawal rights. Thereafter, Supplemental Retirement Income Benefit Phantom Contributions shall be recorded, annually, in the Executive's Accrued Benefit Account. Supplemental Retirement Income Benefit Phantom Contributions shall commence in the Plan Year following the Plan Year in which the Executive first exercises his withdrawal rights and shall continue through the Plan Year in which

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                                                                           DRAFT

      the Change in Control occurs. Upon the occurrence of said Change in Control (as defined in Subsection 5.2), the Bank shall be required to record a lump sum Supplemental Retirement Income Benefit Phantom Contribution in the Executive's Accrued Benefit Account in an amount equal to: (i) the full Supplemental Retirement Income Benefit Phantom Contribution required for the Plan Year in which such Change in Control occurs, as provided for in Exhibit A (unless already made), plus (ii) the present value (computed using a discount rate equal to Six Percent (6%) per annum) of the total Supplemental Retirement Income Benefit Phantom Contributions which would have been required in accordance with Exhibit A for the three (3) Plan Years following the Plan Year in which such Change in Control occurs. In the event the Executive continues employment with the Bank following the date of the Change in Control, the Bank shall be required to resume recording Supplemental Retirement Income Benefit Phantom Contributions in accordance with the schedule provided for in Exhibit A. Such Supplemental Retirement Income Benefit Phantom Contributions shall resume in the fourth (4th) Plan Year following the Plan Year in which the Change in Control occurred and shall continue for the lesser of: (i) the number of years remaining in the schedule provided for in Exhibit A, or (ii) the number of years the Executive remains employed by the Bank.

      (4) Voluntary or Involuntary Termination (Not For Cause) Prior to
          -------------------------------------------------------------
          Benefit Age
          -----------
      If the Executive (i) exercises his withdrawal rights pursuant to Subsection 2.2 and (ii) voluntarily or involuntarily terminates his service with the Bank pursuant to Subsection 5.1 and such termination is not for Cause, disability, or related to a Change in Control, all annual Supplemental Retirement Income Benefit Contributions set forth in Exhibit A for all Plan Years preceding and including such exercise of withdrawal rights shall be required of the Bank. Such Supplemental Retirement Income Benefit Contributions to the Retirement Income Trust Fund shall commence in the Plan Year in which the Retirement Income Trust Fund is established and shall continue through the Plan Year in which the Executive first exercises his withdrawal rights. Thereafter, Supplemental Retirement Income Benefit Phantom Contributions shall be recorded annually, pursuant to Exhibit A, in the Executive's Accrued Benefit Account. Supplemental Retirement Income Benefit Phantom Contributions shall be recorded for the Plan Year following the Plan Year in which the Executive first exercises his withdrawal rights and shall continue through the Plan Year in which the Executive is terminated. No additional Supplemental Retirement Income Benefit Phantom Contributions shall be required to be recorded in the Accrued Benefit Account for Plan Years subsequent to the Plan Year in which termination occurs.

                                                                           DRAFT

      (5) Termination Due to Disability
          -----------------------------
      If the Executive (i) exercises his withdrawal rights pursuant to Subsection 2.2 and (ii) terminates service with the Bank due to disability pursuant to Subsection 6.1, all annual Supplemental Retirement Income Benefit Contributions set forth in Exhibit A for all Plan Years preceding and including such exercise of withdrawal rights shall be required of the Bank. Such Supplemental Retirement Income Benefit Contributions to the Retirement Income Trust Fund shall commence in the Plan Year in which the Retirement Income Trust Fund is established and shall continue through the Plan Year in which the Executive first exercises his withdrawal rights. Thereafter, Supplemental Retirement Income Benefit Phantom Contributions shall be recorded annually, pursuant to Exhibit A, in the Executive's Accrued Benefit Account. Supplemental Retirement Income Benefit Phantom Contributions shall be recorded for the Plan Year following the Plan Year in which the Executive first exercises his withdrawal rights and shall continue through the Plan Year in which the termination due to disability occurs. No additional Supplemental Retirement Income Benefit Phantom Contributions shall be required to be recorded in the Accrued Benefit Account for Plan Years subsequent to the Plan Year in which termination occurs.

      (6) Termination For Cause
          ---------------------

      If the Executive (i) exercises his withdrawal rights pursuant to Subsection 2.2 and (ii) is terminated for Cause pursuant to Subsections
      1.8 and 5.3, the annual Supplemental Retirement Income Benefit Contributions to the Retirement Income Trust Fund set forth in Exhibit A for all Plan Years preceding and including such exercise of withdrawal rights shall be required of the Bank. Such Supplemental Retirement Income Benefit Contributions to the Retirement Income Trust Fund shall commence in the Plan Year in which the Retirement Income Trust Fund is established and shall continue through the Plan Year in which the Executive first exercises his withdrawal rights. The entire balance of the Executive's Accrued Benefit Account at the time of such termination, which shall include (i) any recorded Supplemental Retirement Income Benefit Phantom Contributions, plus (ii) interest accrued on such Supplemental Retirement Income Benefit Phantom Contributions, shall be forfeited.

                                                                           DRAFT

2.2   Withdrawals from Retirement Income Trust Fund.
      ----------------------------------------------
      Exercise of withdrawal rights by the Executive pursuant to the Michael J. Fitzpatrick Grantor Trust agreement shall terminate the Bank's obligation to make any further Supplemental Retirement Income Benefit Contributions and Supplemental ESOP Benefit Contributions to the Retirement Income Trust Fund, and the Bank's obligation to record Supplemental Retirement Income Benefit Phantom Contributions and Supplemental ESOP Benefit Phantom Contributions in the Executive's Accrued Benefit Account shall immediately commence pursuant to Subsection 2.1 of the Agreement. For purposes of this Subsection 2.2, "exercise of withdrawal rights" shall mean those withdrawal rights to which the Executive is entitled under Article III of the Michael J. Fitzpatrick Grantor Trust agreement and shall exclude any distributions made by the trustee of the Retirement Income Trust Fund to the Executive for purposes of payment of income taxes in accordance with Subsection 2.1 of this Agreement.


                                  SECTION III

                              RETIREMENT BENEFIT
                              ------------------

3.1   (a)  Normal form of payment.
           ----------------------
      If (i) the Executive is employed with the Bank until reaching his Benefit Age, excluding employment with the Bank until Benefit Age following a Change in Control which is covered in Subsection 5.1, and (ii) the Executive has not made a Timely Election to receive a lump sum benefit, this Subsection 3.1(a) shall be controlling with respect to retirement benefits. Supplemental Retirement Income Benefit Contributions shall be made in accordance with Subsection 2.1(b)(1) and Supplemental Retirement Income Benefit Phantom Contributions shall be recorded in accordance with 2.1(c)(1), as applicable. Supplemental ESOP Benefit Contributions and Supplemental ESOP Benefit Phantom Contributions, as applicable, shall be made or recorded in accordance with Subsection 2.1(a)(3).


      The Retirement Income Trust Fund, measured as of the Executive's Benefit Age, shall be annuitized (using the Interest Factor) into monthly installments and shall be payable for the Payout Period. Such benefit payments shall commence on the Executive's Benefit Eligibility Date. Should Retirement Income Trust Fund assets actually earn a rate of return, following the date such balance is annuitized, which is less than the rate of return used to annuitize the Retirement Income

                                                                           DRAFT


      Trust Fund, no additional contributions to the Retirement Income Trust Fund shall be required by the Bank in order to fund the final benefit payment(s) and make up for any shortage attributable to the less-than-expected rate of return. Should Retirement Income Trust Fund assets actually earn a rate of return, following the date such balance is annuitized, which is greater than the rate of return used to annuitize the Retirement Income Trust Fund, the final benefit payment to the Executive (or his Beneficiary) shall distribute the excess amounts attributable to the greater-than-expected rate of return. The Executive may at anytime during the Payout Period request to receive the unpaid balance of his Retirement Income Trust Fund in a lump sum payment. If such a lump sum payment is requested by the Executive, payment of the balance of the Retirement Income Trust Fund in such lump sum form shall be made only if the Executive gives notice to both the Administrator and trustee in writing. Such lump sum payment shall be payable within thirty (30) days of such notice. In the event the Executive dies at any time after attaining his Benefit Age, but prior to commencement or completion of all monthly payments due and owing hereunder, (i) the trustee of the Retirement Income Trust Fund shall pay to the Executive's Beneficiary the monthly installments (or a continuation of such monthly installments if they have already commenced) for the balance of months remaining in the Payout Period, or (ii) the Executive's Beneficiary may request to receive the unpaid balance of the Executive's Retirement Income Trust Fund in a lump sum payment. If a lump sum payment is requested by the Beneficiary, payment of the balance of the Retirement Income Trust Fund in such lump sum form shall be made only if the Executive's Beneficiary notifies both the Administrator and trustee in writing of such election within ninety
      (90) days of the Executive's death. Such lump sum payment shall be payable within thirty (30) days of such notice.

      The Executive's Accrued Benefit Account (if applicable), measured as of the Executive's Benefit Age, shall be annuitized (using the Interest Factor) into monthly installments and shall be payable for the Payout Period. Such benefit payments shall commence on the Executive's Benefit Eligibility Date. In the event the Executive dies at any time after attaining his Benefit Age, but prior to commencement or completion of all the payments due and owing hereunder, (i) the Bank shall pay to the Executive's Beneficiary the same monthly installments (or a continuation of such monthly installments if they have already commenced) for the balance of months remaining in the Payout Period, or (ii) the Executive's Beneficiary may request to receive the remainder of any unpaid benefit payments in a lump sum payment. If a lump sum payment is requested by the

                                                                           DRAFT

      Beneficiary, the amount of such lump sum payment shall be equal to the unpaid balance of the Executive's Accrued Benefit Account. Payment in such lump sum form shall be made only if the Executive's Beneficiary (i) obtains Board of Director approval, and (ii) notifies the Administrator in writing of such election within ninety (90) days of the Executive's death. Such lump sum payment, if approved by the Board of Directors, shall be payable within thirty (30) days of such Board of Director approval.

      (b) Alternative payout option.
          -------------------------
      If (i) the Executive is employed with the Bank until reaching his Benefit Age, excluding employment with the Bank until Benefit Age following a Change in Control which is covered in Subsection 5.1, and (ii) the Executive has made a Timely Election to receive a lump sum benefit, this Subsection 3.1(b) shall be controlling with respect to retirement benefits. Supplemental Retirement Income Benefit Contributions shall be made in accordance with Subsection 2.1(b)(1) and Supplemental Retirement Income Benefit Phantom Contributions shall be recorded in accordance with 2.1(c)(1). Supplemental ESOP Benefit Contributions and Supplemental ESOP Benefit Phantom Contributions, as applicable, shall be made or recorded in accordance with Subsection 2.1(a)(3).

      The balance of the Retirement Income Trust Fund, measured as of the Executive's Benefit Age, shall be paid to the Executive in a lump sum on his Benefit Eligibility Date. In the event the Executive dies after becoming eligible for such payment (upon attainment of his Benefit Age), but before the actual payment is made, his Beneficiary shall be entitled to receive the lump sum benefit in accordance with this Subsection 3.1(b) within thirty (30) days of the date the Administrator receives notice of the Executive's death.

      The balance of the Executive's Accrued Benefit Account (if applicable), measured as of the Executive's Benefit Age, shall be paid to the Executive in a lump sum on his Benefit Eligibility Date. In the event the Executive dies after becoming eligible for such payment (upon attainment of his Benefit Age), but before the actual payment is made, his Beneficiary shall be entitled to receive the lump sum benefit in accordance with this Subsection 3.1(b) within thirty (30) days of the date the Administrator receives notice of the Executive's death.

                                                                           DRAFT

                                  SECTION IV

                         PRE-RETIREMENT DEATH BENEFIT
                         ----------------------------

4.1   (a)  Normal form of payment.
           ----------------------
      If (i) the Executive dies while employed by the Bank and (ii) the Executive has not made a Timely Election to receive a lump sum benefit, this Subsection 4.1(a) shall be controlling with respect to pre-retirement death benefits. Supplemental Retirement Income Benefit Contributions shall be made in accordance with Subsection 2.1(b)(2) (or 2.1(b)(3), as applicable) and Supplemental Retirement Income Benefit Phantom Contributions shall be recorded in accordance with 2.1(c)(2) (or 2.1(c)(3), as applicable). Supplemental ESOP Benefit Contributions and Supplemental ESOP Benefit Phantom Contributions, as applicable, shall be made or recorded in accordance with Subsection 2.1(a)(3).

      The Executive's Beneficiary shall be entitled to receive benefits in accordance with this Subsection 4.1(a). The Executive's Retirement Income Trust Fund, measured as of the latest of (i) the date of the Executive's death, (ii) the date any final lump sum Supplemental Retirement Income Benefit Contribution is made pursuant to Subsection 2.1(b)(2) (or 2.1(b)(3)), or (iii) the date any final Supplemental ESOP Benefit Contribution is made pursuant to Subsection 2.1(a)(3), shall be annuitized (using the Interest Factor) into monthly installments and shall be payable for the Payout Period. Such benefit payments shall commence within thirty
      (30) days of the date the Administrator receives notice of the Executive's death. Should Retirement Income Trust Fund assets actually earn a rate of return, following the date such balance is annuitized, which is less than the rate of return used to annuitize the Retirement Income Trust Fund, no additional contributions to the Retirement Income Trust Fund shall be required by the Bank in order to fund the final benefit payment(s) and make up for any shortage attributable to the less-than-expected rate of return. Should Retirement Income Trust Fund assets actually earn a rate of return, following the date such balance is annuitized, which is greater than the rate of return used to annuitize the Retirement Income Trust Fund, the final benefit payment to the Executive's Beneficiary shall distribute the excess amounts attributable to the greater-than-expected rate of return. The Executive's Beneficiary may request to receive the unpaid balance of the Executive's Retirement Income Trust Fund in a lump sum payment. If a lump sum payment is requested by the Beneficiary, payment of the balance of the Retirement Income Trust Fund in such lump sum form shall be made only if the Executive's Beneficiary notifies both the Administrator and trustee

                                                                           DRAFT

      in writing of such election within ninety (90) days of the Executive's death. Such lump sum payment shall be made within thirty (30) days of such notice.

      The Executive's Accrued Benefit Account (if applicable), measured as of the latest of (i) the date of the Executive's death, (ii) the date the final Supplemental Retirement Income Benefit Phantom Contribution is recorded pursuant to Subsection 2.1(c)(2) (or 2.1(c)(3)), or (iii) the date any final Supplemental ESOP Benefit Phantom Contribution is recorded pursuant to Subsection 2.1(a)(3), shall be annuitized (using the Interest Factor) into monthly installments and shall be payable to the Beneficiary for the Payout Period. Such benefit payments shall commence within thirty
      (30) days of the date the Administrator receives notice of the Executive's death. The Executive's Beneficiary may request to receive the remainder of any unpaid monthly benefit payments due from the Accrued Benefit Account in a lump sum payment. If a lump sum payment is requested by the Beneficiary, the amount of such lump sum payment shall be equal to the balance of the Executive's Accrued Benefit Account. Payment in such lump sum form shall be made only if the Executive's Beneficiary (i) obtains Board of Director approval, and (ii) notifies the Administrator in writing of such election within ninety (90) days of the Executive's death. Such lump sum payment, if approved by the Board of Directors, shall be payable within thirty (30) days of such Board of Director approval.

      (b) Alternative payout option.
          -------------------------
      If (i) the Executive dies while employed by the Bank and (ii) the Executive has made a Timely Election to receive a lump sum benefit, this Subsection 4.1(b) shall be controlling with respect to pre-retirement death benefits. Supplemental Retirement Income Benefit Contributions shall be made in accordance with Subsection 2.1(b)(2) (or 2.1(b)(3), as applicable) and Supplemental Retirement Income Benefit Phantom Contributions shall be recorded in accordance with 2.1(c)(2) (or 2.1(c)(3), as applicable). Supplemental ESOP Benefit Contributions and Supplemental ESOP Benefit Phantom Contributions, as applicable, shall be made or recorded in accordance with Subsection 2.1(a)(3).

      The Executive's Beneficiary shall be entitled to receive a lump sum benefit in accordance with this Subsection 4.1(b). The balance of the Executive's Retirement Income Trust Fund, measured as of the latest of (i) the date of the Executive's death, (ii) the date any final lump sum Supplemental Retirement Income Benefit Contribution is made pursuant to Subsection 2.1(b)(2) (or 2.1(b)(3)),

                                                                           DRAFT

      or (iii) the date any final Supplemental ESOP Benefit Contribution is made pursuant to Subsection 2.1(a)(3), shall be paid to the Executive's Beneficiary in a lump sum within thirty (30) days of the date the Administrator receives notice of the Executive's death.

      The balance of the Executive's Accrued Benefit Account (if applicable), measured as of the latest of (i) the date of the Executive's death, (ii) the date the final Supplemental Retirement Income Benefit Phantom Contribution is recorded pursuant to Subsection 2.1(c)(2) (or 2.1(c)(3)), or (iii) the date any final Supplemental ESOP Benefit Phantom Contribution is recorded pursuant to Subsection 2.1(a)(3), shall be paid to the Executive's Beneficiary in a lump sum within thirty (30) days of the date the Administrator receives notice of the Executive's death.




                                   SECTION V

               BENEFIT(S) IN THE EVENT OF TERMINATION OF SERVICE
               -------------------------------------------------

                             PRIOR TO BENEFIT AGE
                             --------------------

5.1   Voluntary or Involuntary Termination of Service Other Than for Cause.  In
      --------------------------------------------------------------------
      the event the Executive's service with the Bank is voluntarily or involuntarily terminated prior to Benefit Age, for any reason other than for Cause, but excluding any termination related to disability which shall be covered in Section VI, the Executive (or his Beneficiary) shall be entitled to receive benefits in accordance with this Subsection 5.1. Payment of benefits pursuant to this Subsection 5.1 shall be made in accordance with Subsection 5.1(a) or 5.1(b) below, as applicable.

      (a) Normal form of payment.
          ----------------------
      (1) Executive Lives Until Benefit Age
          ---------------------------------
      If (i) after such termination, the Executive lives until attaining his Benefit Age, and (ii) the Executive has not made a Timely Election to receive a lump sum benefit, this Subsection 5.1(a)(1) shall be controlling with respect to retirement benefits. Supplemental Retirement Income Benefit Contributions shall be made in accordance with Subsection 2.1(b)(4) (or 2.1(b)(3), as applicable) and Supplemental Retirement Income Benefit Phantom Contributions shall be recorded in accordance with 2.1(c)(4) (or (2.1(c)(3), as applicable). Supplemental ESOP Benefit Contributions and Supplemental ESOP Benefit Phantom Contributions, as applicable, shall be made or recorded in accordance with Subsection 2.1(a)(3).

                                                                           DRAFT


      The Retirement Income Trust Fund, measured as of the Executive's Benefit Age, shall be annuitized (using the Interest Factor) into monthly installments and shall be payable for the Payout Period. Such payments shall commence on the Executive's Benefit Eligibility Date. Should Retirement Income Trust Fund assets actually earn a rate of return, following the date such balance is annuitized, which is less than the rate of return used to annuitize the Retirement Income Trust Fund, no additional contributions to the Retirement Income Trust Fund shall be required by the Bank in order to fund the final benefit payment(s) and make up for any shortage attributable to the less-than-expected rate of return. Should Retirement Income Trust Fund assets actually earn a rate of return, following the date such balance is annuitized, which is greater than the rate of return used to annuitize the Retirement Income Trust Fund, the final benefit payment to the Executive (or his Beneficiary) shall distribute the excess amounts attributable to the greater-than-expected rate of return. The Executive may at anytime during the Payout Period request to receive the unpaid balance of his Retirement Income Trust Fund in a lump sum payment. If such a lump sum payment is requested by the Executive, payment of the balance of the Retirement Income Trust Fund in such lump sum form shall be made only if the Executive gives notice to both the Administrator and trustee in writing. Such lump sum payment shall be payable within thirty (30) days of such notice. In the event the Executive dies at any time after attaining his Benefit Age, but prior to commencement or completion of all monthly payments due and owing hereunder, (i) the trustee of the Retirement Income Trust Fund shall pay to the Executive's Beneficiary the monthly installments (or a continuation of the monthly installments if they have already commenced) for the balance of months remaining in the Payout Period, or (ii) the Executive's Beneficiary may request to receive the unpaid balance of the Executive's Retirement Income Trust Fund in a lump sum payment. If a lump sum payment is requested by the Beneficiary, payment of the balance of the Retirement Income Trust Fund in such lump sum form shall be made only if the Executive's Beneficiary notifies both the Administrator and trustee in writing of such election within ninety (90) days of the Executive's death. Such lump sum payment shall be made within thirty (30) days of such notice.

                                                                           DRAFT

      The Executive's Accrued Benefit Account (if applicable), measured as of the Executive's Benefit Age, shall be annuitized (using the Interest Factor) into monthly installments and shall be payable of the Payout Period. Such payments shall commence on the Executive's Benefit Eligibility Date. In the event the Executive dies at any time after attaining his Benefit Age, but prior to commencement or completion of all the payments due and owing hereunder, (i) the Bank shall pay to the Executive's Beneficiary the same monthly installments (or a continuation of such monthly installments if they have already commenced) for the balance of months remaining in the Payout Period, or (ii) the Executive's Beneficiary may request to receive the remainder of any unpaid benefit payments in a lump sum payment. If a lump sum payment is requested by the Beneficiary, the amount of such lump sum payment shall be equal to the unpaid balance of the Executive's Accrued Benefit Account. Payment in such lump sum form shall be made only if the Executive's Beneficiary (i) obtains Board of Director approval, and (ii) notifies the Administrator in writing of such election within ninety (90) days of the Executive's death. Such lump sum payment, if approved by the Board of Directors, shall be payable within thirty (30) days of such Board of Director approval.


      (2) Executive Dies Prior to Benefit Age
          -----------------------------------

      If (i) after such termination, the Executive dies prior to attaining his Benefit Age, and (ii) the Executive has not made a Timely Election to receive a lump sum benefit, this Subsection 5.1(a)(2) shall be controlling with respect to retirement benefits. Supplemental Retirement Income Benefit Contributions shall be made in accordance with Subsection 2.1(b)(4) (or 2.1(b)(3), as applicable) and Supplemental Retirement Income Benefit Phantom Contributions shall be recorded in accordance with 2.1(c)(4) (or 2.1(c)(3), as applicable). Supplemental ESOP Benefit Contributions and Supplemental ESOP Benefit Phantom Contributions, as applicable, shall be made or recorded in accordance with Subsection 2.1(a)(3).

      The Retirement Income Trust Fund, measured as of the date of the Executive's death, shall be annuitized (using the Interest Factor) into monthly installments and shall be payable for the Payout Period. Such payments shall commence within thirty (30) days of the date the Administrator receives notice of the Executive's death. Should Retirement Income Trust Fund assets actually earn a rate of return, following the date such balance is annuitized, which is less than the rate of return used to annuitize the Retirement Income Trust Fund, no additional contributions to the Retirement Income Trust Fund shall be required by the Bank in order to fund the final benefit

                                                                           DRAFT

      payment(s) and make up for any shortage attributable to the less-than-expected rate of return. Should Retirement Income Trust Fund assets actually earn a rate of return, following the date such balance is annuitized, which is greater than the rate of return used to annuitize the Retirement Income Trust Fund, the final benefit payment to the Executive's Beneficiary shall distribute the excess amounts attributable to the greater-than-expected rate of return. The Executive's Beneficiary may request to receive the unpaid balance of the Executive's Retirement Income Trust Fund in the form of a lump sum payment. If a lump sum payment is requested by the Beneficiary, payment of the balance of the Retirement Income Trust Fund in such lump sum form shall be made only if the Executive's Beneficiary notifies both the Administrator and trustee in writing of such election within ninety (90) days of the Executive's death. Such lump sum payment shall be made within thirty (30) days of such notice.

      The Executive's Accrued Benefit Account (if applicable), measured as of the date of the Executive's death, shall be annuitized (using the Interest Factor) into monthly installments and shall be payable for the Payout Period. Such payments shall commence within thirty (30) days of the date the Administrator receives notice of the Executive's death. The Executive's Beneficiary may request to receive the unpaid balance of the Executive's Accrued Benefit Account in the form of a lump sum payment. If a lump sum payment is requested by the Beneficiary, payment of the balance of the Accrued Benefit Account in such lump sum form shall be made only if the Executive's Beneficiary (i) obtains Board of Director approval, and
      (ii) notifies the Administrator in writing of such election within ninety
      (90) days of the Executive's death. Such lump sum payment, if approved by the Board of Directors, shall be made within thirty (30) days of such Board of Director approval.

      (b) Alternative payout option.
          -------------------------
      (1) Executive Lives Until Benefit Age
          ---------------------------------

      If (i) after such termination, the Executive lives until attaining his Benefit Age, and (ii) the Executive has made a Timely Election to receive a lump sum benefit, this Subsection 5.1(b)(1) shall be controlling with respect to retirement benefits. Supplemental Retirement Income Benefit Contributions shall be made in accordance with Subsection 2.1(b)(4) (or 2.1(b)(3), as applicable) and Supplemental Retirement Income Benefit Phantom Contributions shall be recorded in accordance with 2.1(c)(4) (or 2.1(c)(3), as applicable). Supplemental ESOP Benefit Contributions

                                                                           DRAFT

      and Supplemental ESOP Benefit Phantom Contributions, as applicable, shall be made or recorded in accordance with Subsection 2.1(a)(3).

      The Retirement Income Trust Fund, measured as of the Executive's Benefit Age, shall be paid to the Executive in a lump sum on his Benefit Eligibility Date. In the event the Executive dies after becoming eligible for such payment (upon attainment of his Benefit Age), but before the actual payment is made, his Beneficiary shall be entitled to receive the lump sum benefit in accordance with this Subsection 5.1(b)(1) within thirty (30) days of the date the Administrator receives notice of the Executive's death.

      The balance of the Executive's Accrued Benefit Account (if applicable), measured as of the Executive's Benefit Age, shall be paid to the Executive in a lump sum on his Benefit Eligibility Date. In the event the Executive dies after becoming eligible for such payment (upon attainment of his Benefit Age), but before the actual payment is made, his Beneficiary shall be entitled to receive the lump sum benefit in accordance with this Subsection 5.1(b)(1) within thirty (30) days of the date the Administrator receives notice of the Executive's death.

      (2) Executive Dies Prior to Benefit Age
          -----------------------------------
      If (i) after such termination, the Executive dies prior to attaining his Benefit Age, and (ii) the Executive has made a Timely Election to receive a lump sum benefit, this Subsection 5.1(b)(2) shall be controlling with respect to retirement benefits. Supplemental Retirement Income Benefit Contributions shall be made in accordance with Subsection 2.1(b)(4) (or 2.1(b)(3), as applicable) and Supplemental Retirement Income Benefit Phantom Contributions shall be recorded in accordance with 2.1(c)(4) (or 2.1(c)(3), as applicable). Supplement ESOP Benefit Contributions and Supplemental ESOP Benefit Phantom Contributions, as applicable, shall be made or recorded in accordance with Subsection 2.1(a)(3).

      The balance of the Retirement Income Trust Fund, measured as of the date of the Executive's death, shall be paid to the Executive's Beneficiary within thirty (30) days of the date the Administrator receives notice of the Executive's death.

      The balance of the Executive's Accrued Benefit Account (if applicable), measured as of the date of the Executive's death, shall be paid to the Executive's Beneficiary within thirty (30) days of the date the Administrator receives notice of the Executive's death.

                                                                           DRAFT

5.2   Change in Control Defined.
      -------------------------
      For purposes of this Subsection, the terms "stockholders" and "member(s)" shall be considered one and the same. For purposes of this Subsection, the term "Holding Company" shall mean the holding company (including any successor thereto) organized to acquire the capital stock of the Bank upon the Bank's conversion from mutual to stock form. For purposes of this Agreement, a "Change in Control" of the Bank shall include the following:

      (1) a Change in Control of a nature that would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

      (2) a change in control of the Bank within the meaning of 12 C.F.R. 574.4; or

      (3)   a Change in Control at such time as

            (i) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank representing Twenty Percent (20.0%) or more of the combined voting power of the Bank's outstanding securities ordinarily having the right to vote at the election of directors, except for (i) any stock of the Bank purchased by the Holding Company in connection with the conversion of the Bank to stock form, and (ii) any stock purchased by the Bank's Employee Stock Ownership Plan and/or trust; or
          (ii) individuals who constitute the board of directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Bank's members (or stockholders) was approved by the Bank's nominating committee which is comprised of members of the Incumbent Board, shall be, for purposes of this clause (ii), considered as though he were a member of the Incumbent Board; or

          (iii) merger, consolidation, or sale of all or substantially all of the assets of the Bank occurs; or

          (iv) a proxy statement is issued soliciting proxies from the members (or stockholders) of the Bank by someone other than the current management of the Bank, seeking member (or stockholder) approval of a plan of reorganization, merger, or

                                                                           DRAFT

                 consolidation of the Bank with one or more corporations as a result of which the outstanding shares of the class of the Bank's securities are exchanged for or converted into cash or property or securities not issued by the Bank.
      (4) any company, any director or officer of a bank or savings and loan holding company, or any individual who owns, controls, or holds more than twenty-five percent (25.0%) of the voting stock of a bank or savings and loan holding company seeks to effect a change in control (as defined herein) and receives written approval from the appropriate federal bank regulatory agency pursuant to 12 C.F.R. 574.3(a),

      (5) any person (other than certain persons affiliated with a bank or savings and loan holding company subject to 12 C.F.R. 574.3(a)) seeks to effect a change in control of the Bank (as defined herein) and receives written approval from the appropriate federal bank regulatory agency pursuant to 12 C.F.R. 574.3(b), or

      (6) any appropriate federal bank regulatory agency approves any combination, merger, consolidation, purchase or sale of assets pursuant to 12 C.F.R. 563.22 or 12 C.F.R. 522.13.

5.3   Termination For Cause. If the Executive is terminated for Cause, all
      ----------------------
      benefits under this Agreement, other than those which can be paid from previous Supplemental Retirement Income Benefit Contributions and Supplemental ESOP Benefit Contributions to the Retirement Income Trust Fund (and earnings on all such Contributions), shall be forfeited, and this Agreement shall become null and void. Furthermore, no Supplemental Retirement Income Benefit Contribution or Supplemental ESOP Benefit Contribution to the Executive's Retirement Income Trust Fund shall be required of the Bank for the Plan Year in which such termination for Cause occurs. The Executive shall be entitled to receive a benefit in accordance with this Subsection.

      The balance of the Executive's Retirement Income Trust Fund shall be paid to the Executive in a lump sum on his Benefit Eligibility Date. In the event the Executive dies prior to his Benefit Eligibility Date, his Beneficiary shall be entitled to receive the balance of the Executive's Retirement Income Trust Fund in a lump sum within thirty (30) days of the date the Administrator receives notice of the Executive's death.

                                                                           DRAFT

                                  SECTION VI
                                OTHER BENEFITS
                                 --------------

6.1   (a)   Disability Benefit.
            ------------------

      If the Executive's service is terminated prior to Benefit Age due to a disability which meets the criteria set forth below, the Executive may request to receive the Disability Benefit in lieu of the retirement benefit(s) available pursuant to Section 5.1 (which is (are) not available prior to the Executive's Benefit Eligibility Date). Supplemental Retirement Income Benefit Contributions shall be made in accordance with Subsection 2.1(b)(5) and Supplemental Retirement Income Benefit Phantom Contributions shall be recorded in accordance with 2.1(c)(5), as applicable. Supplemental ESOP Benefit Contributions and Supplemental ESOP Benefit Phantom Contributions, as applicable, shall be made or recorded in accordance with Subsection 2.1(a)(3).

      Notwithstanding any other provision hereof, if requested by the Executive and approved by the Board of Directors, the Executive shall receive a lump sum Disability Benefit hereunder, in any case in which it is determined by a duly licensed independent physician selected by the Bank, that the Executive is no longer able, properly and satisfactorily, to perform his regular duties as an Executive, because of ill health, accident, disability or general inability due to age. The lump sum benefit(s) to which the Executive is entitled shall include: (i) the balance of the Retirement Income Trust Fund, plus (ii) the balance of the Accrued Benefit Account (if applicable), both measured as of the later of (a) the date of the disability determination, or (b) the date of any final Supplemental ESOP Benefit Contribution (or Supplemental ESOP Benefit Phantom Contribution) pursuant to Subsection 2.1(a)(3). The benefit(s) shall be paid within thirty (30) days following the date of the Executive's request for such benefit. In the event the Executive dies after becoming eligible for such payment(s) but before the actual payment(s) is (are) made, his Beneficiary shall be entitled to receive the benefit(s) provided for in this Subsection 6.1(a) within thirty (30) days of the date the Administrator receives notice of the Executive's death.

      (b)   Disability Benefit - Supplemental.
            ---------------------------------

       Furthermore, if (i) the Executive's death occurs prior to attaining Benefit Age, and (ii) Board of Director approval is obtained upon the Executive's death, the Bank shall make a direct, lump sum payment to the Executive's Beneficiary in an amount equal to the following: the sum of all remaining Supplemental Retirement Income Benefit Contributions (or Supplemental Retirement

                                                                           DRAFT

       Income Benefit Phantom Contributions) set forth in Exhibit A, but not required pursuant to Subsection 2.1(b)(5) (or 2.1(c)(5)) due to the disability-related termination. Such lump sum payment, if approved by the Board of Directors, shall be payable within thirty (30) days of such Board of Director approval.

6.2    Additional Death Benefit - Burial Expense.   Upon the Executive's death,
       -----------------------------------------
       the Executive's Beneficiary shall also be entitled to receive a one-time lump sum death benefit in the amount of Ten Thousand Dollars ($10,000.00). This benefit shall be paid directly from the Bank to the Beneficiary and shall be provided specifically for the purpose of providing payment for burial and/or funeral expenses of the Executive. Such death benefit shall be payable within thirty (30) days of the date the Administrator receives notice of the Executive's death. The Executive's Beneficiary shall not be entitled to such benefit if the Executive is terminated for Cause prior to death.

                                  SECTION VII
                                NON-COMPETITION
                                ---------------

7.1     Non-Competition During Employment.
        ---------------------------------

        In consideration of the agreements of the Bank contained herein and of the payments to be made by the Bank pursuant hereto, the Executive hereby agrees that, for as long as he remains employed by the Bank, he will devote substantially all of his time, skill, diligence and attention to the business of the Bank, and will not actively engage, either directly or indirectly, in any business or other activity which is, or may be deemed to be, in any way competitive with or adverse to the best interests of the business of the Bank, unless the Executive has the prior express written consent of the Bank.

7.2     Breach of Non-Competition Clause.
        --------------------------------
        (a) Continued Employment Following Breach.
            -------------------------------------

        In the event (i) any breach by the Executive of the agreements and covenants described in Subsection 7.1 occurs, and (ii) the Executive continues employment at the Bank following such breach, all further Supplemental Retirement Income Benefit Contributions and Supplemental ESOP Benefit Contributions by the Bank to the Retirement Income Trust Fund (or Supplemental Retirement Income Benefit Phantom Contributions and Supplemental ESOP Benefit Phantom Contribution recorded in the Accrued Benefit Account) shall immediately cease, and all benefits

                                                                           DRAFT

        under this Agreement, other than those which can be paid from previous Supplemental Retirement Income Benefit Contributions and Supplemental ESOP Benefit Contributions to the Retirement Income Trust Fund (and earnings on such Supplemental Retirement Income Benefit Contributions and Supplemental ESOP Benefit Contributions), shall be forfeited. The Executive (or his Beneficiary) shall be entitled to receive a benefit from the Retirement Income Trust Fund in accordance with Subpart (1) or
        (2) below, as applicable.

        (1) Executive Lives Until Benefit Age
            ---------------------------------
         If, following such breach, the Executive lives until attaining his Benefit Age, he shall be entitled to receive a benefit from the Retirement Income Trust Fund in accordance with this Subsection 7.2(a)(1). The balance of the Retirement Income Trust Fund, measured as of the Executive's Benefit Age, shall be paid to the Executive in a lump sum on his Benefit Eligibility Date. In the event the Executive dies after attaining his Benefit Age but before actual payment is made, his Beneficiary shall be entitled to receive the lump sum benefit in accordance with this Subsection 7.2(a)(1) within thirty
         (30) days of the date of the Administrator receives notice of the Executive's death.


         (2) Executive Dies Prior to Benefit Age
             -----------------------------------
         If, following such breach, the Executive dies prior to attaining his Benefit Age, his Beneficiary shall be entitled to receive a benefit from the Retirement Income Trust Fund in accordance with this Subsection 7.2 (a)(2). The balance of the Retirement Income Trust Fund, measured as of the date of the Executive's death, shall be paid to the Executive's Beneficiary in a lump sum within thirty (30) days of the date the Administrator receives notice of the Executive's death.

         (b) Termination of Employment Following Breach.
             ------------------------------------------
         In the event (i) any breach by the Executive of the agreements and covenants described in Subsection 7.1 occurs, and (ii) the Executive's employment with the Bank is terminated due to such breach, such termination shall be deemed to be for Cause and the benefits payable to the Executive shall be paid in accordance with Subsection 5.3 of this Agreement.

                                                                           DRAFT

                                  SECTION VIII
                            BENEFICIARY DESIGNATION
                            -----------------------

         The Executive shall make an initial designation of primary and secondary Beneficiaries upon execution of this Agreement and shall have the right to change such designation, at any subsequent time, by submitting to (i) the Administrator, and (ii) the trustee of the
                                              ---
         Retirement Income Trust Fund, in substantially the form attached as Exhibit B to this Agreement, a written designation of primary and secondary Beneficiaries. Any Beneficiary designation made subsequent to execution of this Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.


                                   SECTION IX
                          EXECUTIVE'S RIGHT TO ASSETS
                          ---------------------------

         The rights of the Executive, any Beneficiary, or any other person claiming through the Executive under this Agreement, shall be solely those of an unsecured general creditor of the Bank, unless this Agreement provides otherwise. The Executive, the Beneficiary, or any other person claiming through the Executive, shall only have the right to receive from the Bank those payments so specified under this Agreement. The Executive agrees that he, his Beneficiary, or any other person claiming through him shall have no rights or interests whatsoever in any asset of the Bank, including any insurance policies or contracts which the Bank may possess or obtain to informally fund this Agreement. Any asset used or acquired by the Bank in connection with the liabilities it has assumed under this Agreement, unless expressly provided herein, shall not be deemed to be held under any trust for the benefit of the Executive or his Beneficiaries, nor shall any asset be considered security for the performance of the obligations of the Bank. Any such asset shall be and remain, a general, unpledged, and unrestricted asset of the Bank.

                                   SECTION X
                           RESTRICTIONS UPON FUNDING
                           -------------------------

         The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement, unless this Agreement provides otherwise. Except as otherwise provided for in this Agreement, the Executive, his Beneficiaries or any successor in interest to him shall be and remain simply a general unsecured creditor of the Bank in the same

                                                                           DRAFT

         manner as any other creditor having a general claim for matured and unpaid compensation. The Bank reserves the absolute right in its sole discretion to either purchase assets to meet its obligations undertaken by this Agreement or to refrain from the same and to determine the extent, nature, and method of such asset purchases. Should the Bank decide to purchase assets such as life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such assets at any time, in whole or in part. At no time shall the Executive be deemed to have any lien, right, title or interest in or to any specific investment or to any assets of the Bank. If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Executive, then the Executive shall assist the Bank by freely submitting to a physical examination and by supplying such additional information necessary to obtain such insurance or annuities.

                                   SECTION XI
                                 ACT PROVISIONS
                                 --------------

11.1     Named Fiduciary and Administrator.  The Human Resources/Compensation
         ---------------------------------
         Committee of the Board of Directors of the Bank shall be the named fiduciary and Administrator (the "Administrator") of this Agreement. As Administrator, the Human Resources/Compensation Committee of the Board of Directors of the Bank shall be responsible for the management, control and administration of the Agreement as established herein. The Administrator may delegate to others certain aspects of the management and operational responsibilities of the Agreement , including the employment of advisors and the delegation of ministerial duties to qualified individuals.

11.2     Claims Procedure and Arbitration. In the event that benefits under this
         --------------------------------
         Agreement are not paid to the Executive (or to his Beneficiary in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Administrator within sixty (60) days from the date payments are refused. The Administrator shall review the written claim and, if the claim is denied, in whole or in part, it shall provide in writing, within ninety (90) days of receipt of such claim, its specific reasons for such denial, reference to the provisions of this Agreement upon which the denial is based, and any additional material or information necessary to perfect the claim. Such writing by the Administrator shall further indicate the additional steps which must be undertaken by claimants if an additional review of the claim denial is desired.

                                                                           DRAFT

         If claimants desire a second review, they shall notify the Board of Directors of the Bank in writing within sixty (60) days of the first claim denial. Claimants may review this Agreement or any documents relating thereto and submit any issues and comments, in writing, they may feel appropriate. In its sole discretion, the Board of Directors shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall state the specific reasons for the decision and shall include reference to specific provisions of this Agreement upon which the decision is based.

         If claimants continue to dispute the benefit denial based upon an assertion of completed performance of this Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to a Board of Arbitration for final arbitration. Said Board of Arbitration shall consist of one member selected by the claimant, one member selected by the Bank, and the third member selected by the first two members. The Board of Arbitration shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they, their heirs, personal representatives, successors and assigns shall be bound by the decision of such Board of Arbitration with respect to any controversy properly submitted to it for determination.

                                  SECTION XII
                                 MISCELLANEOUS
                                 -------------

12.1      No Effect on Employment Rights. Nothing contained herein will confer
          ------------------------------
          upon the Executive the right to be retained in the service of the Bank nor limit the right of the Bank to discharge or otherwise deal with the Executive without regard to the existence of the Agreement. Pursuant to 12 C.F.R. (S) 563.39(b), the following conditions shall apply to this Agreement:

          (1) The Bank's Board of Directors may terminate the Executive at any time, but any termination by the Bank's Board of Directors other than termination for Cause shall not prejudice the Executive's vested right to compensation or other benefits under the contract. As provided in Subsection 5.3, the Executive shall have no right to receive additional compensation or other benefits, other than those provided for in Subsection 5.3, after termination for Cause.

                                                                           DRAFT

          (2) If the Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. 1818(e)(3) and (g)(1)) the Bank's obligations under the contract shall be suspended (except vested rights) as of the date of termination of service unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Executive all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

          (3) If the Executive is terminated and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. 1818(e)(4) or (g)(1)), all non-vested obligations of the Bank under the contract shall terminate as of the effective date of the order.

          (4) If the Bank is in default (as defined in Section 3(x)(1) of the Federal Deposit Insurance Act), all non-vested obligations under the contract shall terminate as of the date of default.

          (5) All non-vested obligations under the contract shall be terminated, except to the extent determined that continuation of the contract is necessary for the continued operation of the
                 Bank:

                 (i) by the Director [of the Federal Deposit Insurance Corporation or the Resolution Trust Corporation] or his designee at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in (S) 13(c) of the Federal Deposit Insurance Act; or

                                                                           DRAFT

                 (ii) by the Director [of the Federal Deposit Insurance Corporation or the Resolution Trust Corporation] or his designee, at the time the Director or his designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition.

          Any rights of the parties that have already vested, (i.e., the balance of the Executive's Retirement Income Trust Fund and the balance of the Executive's Accrued Benefit Account, if applicable), however, shall not be affected by such action.

12.2      State Law.  The Agreement is established under, and will be construed
          ---------
          according to, the laws of the state of New Jersey, to the extent such laws are not preempted by the Act and valid regulations published thereunder.

12.3      Severability. In the event that any of the provisions of this
          ------------
          Agreement or portion thereof, are held to be inoperative or invalid by any court of competent jurisdiction, then: (1) insofar as is reasonable, effect will be given to the intent manifested in the provisions held invalid or inoperative, and (2) the validity and enforceability of the remaining provisions will not be affected thereby.

12.4      Incapacity of Recipient.  In the event the Executive is declared
          -----------------------
          incompetent and a conservator or other person legally charged with the care of his person or Estate is appointed, any benefits under the Agreement to which such Executive is entitled shall be paid to such conservator or other person legally charged with the care of his person or Estate.

12.5      Unclaimed Benefit.  The Executive shall keep the Bank informed of his
          -----------------
          current address and the current address of his Beneficiaries. The Bank shall not be obligated to search for the whereabouts of any person. If the location of the Executive is not made known to the Bank as of the date upon which any payment of any Supplemental Retirement Income Benefit(s) may first be made, the Bank shall delay payment of the Executive's benefit payment(s) until the location of the Executive is made known to the Bank; however, the Bank shall only be obligated to hold such benefit payment(s) for the Executive until the expiration of thirty-six (36) months. Upon expiration of the thirty-six (36) month period, the Bank may discharge its obligation by payment to the Executive's Beneficiary. If the location of the Executive's Beneficiary is not made known to the Bank by the end of an additional two (2) month period following expiration of the thirty-six (36) month period, the Bank may discharge its obligation by payment to the

                                                                           DRAFT

          Executive's Estate. If there is no Estate in existence at such time or if such fact cannot be determined by the Bank, the Executive and his Beneficiary(ies) shall thereupon forfeit any rights to any and all Supplemental Retirement Income Benefit(s) provided for such Executive and/or Beneficiary under this Agreement.

12.6      Limitations on Liability. Notwithstanding any of the preceding
          ------------------------
          provisions of the Agreement, no individual acting as an employee or agent of the Bank, or as a member of the Board of Directors shall be personally liable to the Executive or any other person for any claim, loss, liability or expense incurred in connection with the Agreement.

12.7      Gender.  Whenever in this Agreement words are used in the masculine or
          ------
          neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

12.8      Effect on Other Corporate Benefit Agreements. Nothing contained in
          --------------------------------------------
          this Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit sharing, group, bonus or other supplemental compensation or fringe benefit agreement constituting a part of the Bank's existing or future compensation structure.

12.9      Suicide. Notwithstanding anything to the contrary in this Agreement,
          -------
          if the Executive's death results from suicide, whether sane or insane, within twenty-four (24) months after execution of this Agreement, all further Supplemental Retirement Income Benefit Contributions to the Retirement Income Trust Fund (or Supplemental Retirement Income Benefit Phantom Contributions recorded in the Accrued Benefit Account) shall thereupon cease, and no Supplemental Retirement Income Benefit Contribution (or Supplemental Retirement Income Benefit Phantom Contribution) shall be made by the Bank to the Retirement Income Trust Fund (or recorded in the Accrued Benefit Account) in the year such death resulting from suicide occurs. All benefits other than those available from previous Supplemental Retirement Income Benefit Contributions and Supplemental ESOP Benefit Contributions to the Retirement Income Trust Fund under this Agreement shall be forfeited, and this Agreement shall become null and

                                                                           DRAFT

          void. The balance of the Retirement Income Trust Fund, measured as of the Executive's date of death, shall be paid to the Beneficiary within thirty (30) days of the date the Administrator receives notice of the Executive's death.

12.10     Inurement. This Agreement shall be binding upon and shall inure to the
          ---------
          benefit of the Bank, its successors and assigns, and the Executive, his successors, heirs, executors, administrators, and Beneficiaries.

12.11     Headings. Headings and sub-headings in this Agreement are inserted for
          --------
          reference and convenience only and shall not be deemed a part of this Agreement.

                                  SECTION XIII
                           AMENDMENT/PLAN TERMINATION
                           --------------------------

13.1      Amendment or Plan Termination. The Bank intends this Agreement to be
          -----------------------------
          permanent, but reserves the right to amend or terminate the Agreement when, in the sole opinion of the Bank, such amendment or termination is advisable. However, any termination of the Agreement which is done in anticipation of or pursuant to a "Change in Control", as defined in Subsection 5.2, shall be deemed to trigger Subsections 5.1 and 2.1(b)(3) (or 2.1(c)(3), as applicable) of the Agreement, and benefit(s) shall be paid from the Retirement Income Trust Fund (and Accrued Benefit Account, if applicable) in accordance with such Subsections. Any amendment or termination of the Agreement shall be made pursuant to a resolution of the Board of Directors of the Bank and shall be effective as of the date of such resolution. No amendment or termination of the Agreement shall directly or indirectly deprive the Executive of all or any portion of the Executive's Retirement Income Trust Fund (and Accrued Benefit Account, if applicable) as of the effective date of the resolution amending or terminating the Agreement.

13.2      Executive's Right to Payment Following Plan Termination. In the
          -------------------------------------------------------
          event of a termination of the Agreement, the Executive shall be entitled to the balance, if any, of his Retirement Income Trust Fund (and Accrued Benefit Account, if applicable), measured as of the date of plan termination. However, if such termination is done in anticipation of or pursuant to a "Change in Control", as defined in Subsection 5.2, such balance(s) shall be measured as of the date the final Supplemental Retirement Income Benefit Contribution and/or Supplemental ESOP Benefit Contribution (or

                                                                           DRAFT

          Supplemental Retirement Income Benefit Phantom Contribution and/or Supplemental ESOP Benefit Phantom Contribution) is made (or recorded) pursuant to Subsection 2.1(b)(3) (or 2.1(c)(3)). Payment of the balance(s) of the Executive's Retirement Income Trust Fund (and Accrued Benefit Account, if applicable) shall not be dependent upon his continuation of employment with the Bank following the termination date of the Agreement. Payment of the balance(s) of the Executive's Retirement Income Trust Fund (and Accrued Benefit Account, if applicable) shall be made in a lump sum within thirty
          (30) days of the date of termination of the Agreement.

                                                                           DRAFT

                                  SECTION XIV
                                   EXECUTION
                                   ---------

14.1 This Agreement and the Michael J. Fitzpatrick Grantor Trust agreement set forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Agreement and the Michael J. Fitzpatrick Grantor Trust agreement.

14.2 The Executive hereby acknowledges and understands, as evidenced by the fact that he has read and signed Exhibit D of this Agreement, that his status as an employee-at-will of the Bank is not affected in any way by execution of this Agreement.

14.3 This Agreement shall be executed in triplicate, each copy of which, when so executed and delivered, shall be an original, but all three copies shall together constitute one and the same instrument.



                  [Remainder of Page Intentionally Left Blank]

                                                                           DRAFT

     IN WITNESS WHEREOF, the Bank and the Executive have caused this Agreement to be executed on this ____ day of ____________, 19__.


                                                  OCEAN FEDERAL SAVINGS BANK:

                                                  By:
                                                     ---------------------------

                                                     ---------------------------
                                                          (Title)


                                                  MICHAEL J. FITZPATRICK

                                                  ------------------------------
                                                    Executive

                                                                           DRAFT

               EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT
              SCHEDULE OF CONTRIBUTIONS AND PHANTOM CONTRIBUTIONS

                                                     Amount
                                                     ------
Establishment Contribution                           $ 10,459
Plan Year      1996                                  $ 12,427
Plan Year      1997                                  $ 13,921
Plan Year      1998                                  $ 15,551
Plan Year      1999                                  $ 17,329
Plan Year      2000                                  $ 19,267
Plan Year      2001                                  $ 21,379
Plan Year      2002                                  $ 23,678
Plan Year      2003                                  $ 26,179
Plan Year      2004                                  $ 28,899
Plan Year      2005                                  $ 31,854
Plan Year      2006                                  $ 35,064
Plan Year      2007                                  $ 38,549
Plan Year      2008                                  $ 42,330
Plan Year      2009                                  $ 46,431
Plan Year      2010                                  $ 50,877
Plan Year      2011                                  $ 55,695
Plan Year      2012                                  $ 60,914
Plan Year      2013                                  $ 66,564
Plan Year      2014                                  $ 72,680
Plan Year      2015                                  $ 79,297
Plan Year      2016                                  $ 86,453
Plan Year      2017                                  $ 94,191
Plan Year      2018                                  $102,555
Plan Year      2019                                  $111,591


                                   Exhibit A

                                                                           DRAFT

              EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT
                            BENEFICIARY DESIGNATION

     The Executive, under the terms of the Executive Supplemental Retirement Income Agreement executed by the Bank, of Brick New Jersey, dated the ________________ day of ______________________________,1996, hereby designates the following Beneficiary(ies) to receive any guaranteed payments or death benefits under such Agreement, following his death:


PRIMARY BENEFICIARY:         ______________________________________

SECONDARY BENEFICIARY:       ______________________________________


     This Beneficiary Designation hereby revokes any prior Beneficiary Designation which may have been in effect.

     Such Beneficiary Designation is revocable.


DATE: ______________________, 19____


__________________________________
EXECUTIVE

__________________________________
(WITNESS)

___________________________________
(WITNESS)



                                   Exhibit B

                                                                           DRAFT

              EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT

                 NOTICE OF ELECTION TO CHANGE FORM OF PAYMENT

TO:  Bank
     Attention:

     I hereby give notice of my election to change the form of payment of my Supplemental Retirement Income Benefit, as specified below. I understand that such notice, in order to be effective, must be submitted in accordance with the time requirements described in Subsection 1.27 of my Executive Supplemental Retirement Income Agreement.

     [_] I hereby elect to change the form of payment of my benefits from monthly installments throughout my Payout Period to a lump sum benefit payment.

     [_] I hereby elect to change the form of payment of my benefits from a lump sum benefit payment to monthly installments throughout my Payout Period. Such election hereby revokes my previous notice of election to receive a lump sum form of benefit payments.

                                             ___________________________________
                                             Executive

                                             ___________________________________
                                             Date


                                             Acknowledged
                                             By:________________________________

                                             Title:_____________________________

                                             ___________________________________
                                             Date



                                   Exhibit C

                                                                           DRAFT

              EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT
                   ACKNOWLEDGMENT OF EMPLOYEE-AT-WILL STATUS



     I, ___________________________, hereby acknowledge that I have read and understood the following as it relates to my status as an employee-at-will at Ocean Federal Savings Bank of New Jersey.


                               Employment At Will
                               ------------------

     Nothing contained in this Agreement is to be considered as an implied or explicit guarantee of my employment at Ocean Federal Savings Bank. The employment relationship between Ocean Federal Savings Bank and its employees is
(1) terminable at the will of either party, (2) terminable with or without Cause, and (3) terminable without prior notice. Ocean Federal Savings Bank retains all of its rights and privileges to hire, transfer, terminate, and otherwise manage people as it thinks is in the best interest of all.


                                      _______________________________________
                                      Executive

                                      _______________________________________
                                      Date

                                   Exhibit D

                                                                           DRAFT

               EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT
                     DESCRIPTION OF BENEFIT COMPUTATION AND
                             UNDERLYING ASSUMPTIONS


The benefit amount included in Subsection 1.24 is computed based on the following:

 .    Projected High Four (4) Compensation, multiplied by
 .    Projected Wage Replacement Percentage, less

        A hypothetical pension benefit of:

     .  One Percent (1%), multiplied by
     .  Projected Years of Service, multiplied by
     .  Projected High Four (4) Compensation


        A hypothetical employer-paid (matching) 401(k) benefit of:

     .  Seventy-Five Percent (75%), multiplied by
     .  Six Percent (6%), multiplied by
     . annual Compensation (for every year employed subsequent to 1988) (Annual hypothetical employer-paid (matching) contributions to the 401(k) plan shall be deemed to grow at Seven (7%) per annum, compounded monthly through Benefit Age)

        The hypothetical pension benefit and hypothetical employer-paid (matching) 401(k) benefit shall be computed assuming all applicable statutory limitations apply, including but not limited to, those imposed pursuant Section 415 and Section 401(a)(17) of the Code.

                       TERMS USED IN COMPUTATION ABOVE:

     "Compensation" means regular salary compensation received by the Executive from the Bank during any calendar year, including bonuses and amounts deferred through non-qualified or qualified plans and excluding fringe benefits.

     "Projected High Four (4) Compensation" means Four Hundred Forty Six Thousand Three Hundred Ninety Two Dollars ($446,392.00) and represents the average of the highest Compensation projected to be received by the Executive during any four (4) consecutive calendar years while such Executive is employed by the Bank.

     "Projected Wage Replacement Percentage" means the percentage of Projected High Four (4) Compensation which shall be used to compute the Executive's Supplemental Retirement Income Benefit. The Wage Replacement Percentage shall be Fifty Six Percent (56%). Such percentage represents the lesser of:
     (i) Two Percent (2%), multiplied by the Projected Years of Service earned by the Executive as of the date of his Benefit Age, or (ii) Seventy Percent (70%).

     "Projected Years of Service" means the number of twelve (12) month periods of continuous service (including authorized leaves of absence) projected to be earned by the Executive at any time after commencement of employment with the Bank.


                                   Exhibit E